UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2010

CHINA BAK BATTERY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On November 30, 2010, China BAK Battery, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 hereto.

The press release furnished as Exhibit 99.1 hereto contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, are “forward-looking statements,” including statements regarding the Company’s business strategy, plans and objective and statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as “should,” “believes,” “expects,” “anticipates” or similar expressions, and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release furnished as Exhibit 99.1 hereto also contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  Management believes that the presentation of these non-GAAP financial measures provides useful information regarding the Company’s results of operations because it assists in measuring operating results, which are comparable with subsequent periods.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

On September 30, 2010, Jun Zou, Chief Financial Officer of the Company, formally notified the Company of his decision to resign from such office for personal reasons, and requested that the Company accept his resignation.  On November 29, 2010, the Board of Directors of the Company resolved to approve Mr. Zou’s resignation, with his resignation to be effective as of December 10, 2010.

Also on November 29, 2010, the Board of Directors appointed Marcus Cui as the Company’s Interim Chief Financial Officer effective as of December 10, 2010.

Marcus Cui, 33, has been employed as the Company’s Director of Investor Relations since September 2010.  He has also served as the finance director of our indirectly wholly-owned subsidiary BAK International (Tianjin) Ltd. (“BAK Tianjin”) from December 2009 to the present. Prior to that, from August 2008 to November 2009, he served as marketing and sales director of BAK Tianjin.  From May 2007 to July 2008, Mr. Cui served as assistant to the general manager of BAK Tianjin.  In addition, from March 2006 to April 2007, he acted as Investor Relations Director of our indirectly wholly-owned subsidiary Shenzhen BAK Battery Co., Ltd.  Previous to that, he worked in Japan for Nomura Institute of Capital Market Research as assistant researcher from May 2005 to February 2006. Mr. Cui holds Bachelor of Science degrees of project management and economic information management from Chiba University of Japan and Jilin University, respectively, and a Master’s degree of international financial analysis from University of Newcastle of England. Mr. Cui is trilingual in Mandarin, English and Japanese.

There are no arrangements or understandings between Mr. Cui and any other persons pursuant to which he was selected as Interim Chief Financial Officer.  There have been and are no transactions, relationships or arrangements in which Mr. Cui has or had an interest requiring disclosure under Item 404(a) of Regulation S-K. No family relationship exists between Mr. Cui and any other director or executive officer of the Company. No material plan, contract or arrangement, or material amendment thereto, was entered into in connection with this appointment. No grant or award or modification thereto occurred under any plan, contract or arrangement in connection with this appointment.

Item 7.01      Regulation FD Disclosure.

The information contained in Item 5.02 hereof is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated November 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: November 30, 2010	By:	/s/ Xiangqian Li
Xiangqian Li
Chief Executive Officer

EXHIBITS

Exhibit	Description
99.1	Press Release dated November 30, 2010